SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 6, 1999
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                           United Natural Foods, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       000-21531                                      05-0376157
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(Commission File Number)                  (I.R.S. Employer Identification No.)

260 Lake Road
Dayville, Connecticut                                    06241
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(Address of Principal Executive Offices)              (Zip Code)

                                 (860) 779-2800
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.     Other Events.

      On December 6, 1999, United Natural Foods, Inc. announced in a press release (1) the election of Michael S. Funk as Chief Executive Officer, (2) the election of Richard S. Youngman as President, (3) the election of Kevin T. Michel as Vice President and Chief Financial Officer, (4) the election of Thomas
B. Simone as Chairman of the Board of Directors and (5) the resignation of Norman A. Cloutier as Chief Executive Officer and Chairman of the Board of Directors. The complete text of this press release is included in this form 8-K as Exhibit 99 and is incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

      See Exhibit Index attached hereto.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 8, 1999              UNITED NATURAL FOODS, INC.


                                    By: /s/ Kevin T. Michel
                                        -----------------------------------
                                        Kevin T. Michel
                                        Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number                        Description
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 99               Press Release dated December 6, 1999.